UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

450 Wireless Blvd., Hauppauge, NY

11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux

          c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/11

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2011

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds

ANNUAL REPORT

November 30, 2011

ECONOMIC SUMMARY

The U.S. economy approaches 2012 with improved momentum. Yet, headlines have been dominated by the woes of the Euro-zone and the failure of the Congressional Super-Committee. Unfortunately, these headlines mask a hearty improvement in our domestic economy.

Third-quarter domestic GDP growth came in at 2.0%, much better than the 1.3% growth rate in the second quarter. In the third quarter, final sales growth of 3.6% far outpaced GDP growth. The lack of inventory building in the third quarter suggests that production may need to accelerate to keep pace with sales. That bodes well for future economic growth. Other more recent positive economic reports show further economic momentum:  Black Friday (weekend) spending exceeded expectations; auto sales rose to the highest annual rate since the spring of 2008, excluding the “Cash for Clunkers” incentive-driven spike in 2009; factory activity expanded in November; lean inventories are expected to support future production growth in order to keep pace with sales; and home construction data now points to a likely positive contribution to Q4 GDP after being a drag on economic growth for several quarters.

The outlook of consumers improved in November.  The Conference Board's Consumer Confidence Index jumped in November from the prior month. Households were more optimistic about the labor market.  This was confirmed by the November employment report.  The U.S. economy added 120,000 new positions in November.  On a further positive note, the totals for new positions for both September and October were increased — adding another 72,000 jobs. The unemployment rate dropped to 8.6%.

This momentum may not be sustainable.  With employment growth modest, debt levels still high, consumer sentiment still weak historically, and housing still bumping along the bottom, we cannot expect the consumer to be a strong driver of recovery.  In addition, domestic fiscal policy remains concretionary, slower global growth will weigh on exports, and the Euro-zone financial crisis will continue to cause uncertainty.

We expect the economy to advance further in 2012.  We look for an improving jobs situation to allow for modest growth in Personal Consumption Expenditures, though not at a robust pace.  This component of GDP accounts for almost 70% of the economy.  We expect unemployment will remain above 8.0%, absent a new stimulus program.  As companies continue to refrain from hiring, we anticipate that spending on Equipment & Software, which drives productivity, will grow.  A low inventory-to-sales ratio implies that companies will continue to invest in inventories, and that the Industrial sector will continue to grow.  We anticipate that this will provide a boost to the economy in each of the next four quarters.  The U.S. housing industry has been flat to higher in recent quarters (despite the headlines), and we expect stability in residential expenditures, if not growth, into next year.  As the flight to quality in U.S. Treasuries unwinds and investors assume more risk, an eventual weak dollar should make U.S. goods, including commodities, more attractively priced in global markets.  We anticipate mid-single-digit growth on average in exports over the next three to four quarters, as foreign emerging economies continue to grow.

The Equity Growth Fund

For the six months and one year ended November 30, 2011 the North Country Equity Growth Fund (“Equity Fund”) had total returns of -6.50% and 5.94% versus the S&P 5001 at -6.25% and 7.83% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 10.71%, -1.30%, and 1.62% versus the S&P 500 at 14.13%, -0.18%, and 2.91% respectively.

Market volatility was pronounced in the year ending November 30, 2011 due to the Euro-zone sovereign debt crisis, weak U.S. labor market conditions, the U.S. debt ceiling debate, forecasts calling for lower economic growth both domestically and globally, and concerns over the Federal Reserve’s potential actions as well as what tools remain available to continue to help stimulate economic growth.

Earnings growth remains intact. Excluding financial companies, S&P 500 earnings rose 18.6% on a year over year basis in the third quarter of 2011.  The top four sectors in terms of year over year earnings gains were the economically sensitive sectors of Energy, Materials, Consumer Discretionary, and Industrials.  However, due to slower than expected economic growth in the U.S. and Global markets, expectations for earnings growth have been lowered. Earnings forecasts for 2012 call for a 7.0% increase in earnings for S&P 500 companies.  We do not expect a meaningful expansion of the Price/Earnings (P/E) multiple in 2012. This would suggest that, absent unforeseen volatility and given reasonable valuation levels, earnings growth and dividend yields will be the prime determinants of equity market returns in 2012.

Based upon an outlook at that time for steady improvement in the U.S. and emerging market economies, the Equity Fund began the fiscal year in November of 2010 with, relative to the S&P 500 sectors, overweights in industrials, information technology, and utilities; underweights in health care, financials and telecommunications; and marketweight sectors consisting of consumer discretionary, consumer staples, energy, and materials.  In December of 2010 we reduced the consumer staples sector to an underweight from a marketweight. Valuations appeared stretched and input costs were rising, negatively impacting margins. Economic weakness in Europe was expected to be a drag on this sector as well.  We increased the energy sector from a marketweight to an overweight.  It was thought that energy stocks may deliver strong relative performance as the global economy continued its recovery. In January 2011 we elected to reduce the utilities sector to an underweight from an overweight due to the sector’s limited exposure to global growth, in particular exposure to emerging markets.  With the proceeds from the reduction of the utility sector, we elected to upgrade materials from a marketweight to an overweight. Material companies were expected to benefit from increased global growth as expectations were for commodity prices to appreciate further in 2011.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The tsunami that severely impacted Japan’s manufacturing in March 2011 prompted us to forecast slowing global economic growth, and with demand for energy and basic materials expected to decline, we reduced the energy sector from an overweight to a marketweight, and the materials sector from an overweight to marketweight. With the reduction in our weightings in energy and materials, we increased the weighting in the healthcare sector.  In June 2011, as the impact to the global economy from the tsunami was more evident, we decided to move toward a less cyclical and more defensive position by increasing the consumer staples sector to a marketweight from an underweight, and increasing further our weighting in the health care sector.  In September 2011, we increased the weightings in telecommunication services and utilities from an underweight to a marketweight, based upon our forecast for slowing economic growth and volatility caused in great part by the Euro-zone financial crisis, combined with the Federal Reserve’s announcement that short-term interest rates may remain near zero for the next two years.  In October 2011, we decreased the industrial sector weighting to a marketweight from an overweight due to the ongoing volatility surrounding the Euro-zone financial crisis. With the proceeds from the industrial sector, we increased the overweight in information technology.

Our current portfolio weightings reflect an expectation for moderate economic growth in the U.S. and emerging markets, with Euro-zone fiscal and economic uncertainty ongoing.  We are over-weighted in the information technology sector due to the sector’s strong balance sheets, reasonable valuations and solid earnings growth. We are at an underweight in the financial sector as this sector continues to feel the impact of the credit crises and now added regulatory costs.  Credit quality is improving but loan demand is modest and margin compression remains a concern.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 1.90% for the one year ending November 30, 2011, while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned 3.78%.  The North Country Intermediate Bond Fund had annualized total returns for one year, three year, five year and ten year periods ending November 30, 2011 of 1.90%, 6.07%, 3.72% and 3.78% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 3.78%, 5.43%, 5.36% and 4.80% respectively.

The North Country Intermediate Bond Fund has underperformed its benchmark for the six-month and one year periods ending November 30, 2011.  The underperformance during this time period is related to our decision to maintain an overweight in corporate bonds relative to our benchmark.  The Euro-zone sovereign debt crisis, the U.S. debt ceiling negotiations and forecasts for slower global economic growth contributed to a general widening of credit spreads which negatively impacted our relative performance during this period.  The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

2 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

For the three-year period ending November 30, 2011 the North Country Intermediate Bond Fund outperformed its benchmark.  During this period, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.  A narrowing of credit spreads subsequent to the credit crisis in the fall of 2008 had benefitted the performance of the North Country Intermediate Bond Fund relative to its benchmark.

The relative investment performance for the five-year and ten-year periods ending November 30, 2011 were impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  These occurrences negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.  Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

Our current position reflects an expectation of moderate economic growth in the U.S. as well as moderate growth abroad, with continued concerns in the financial sector.  We are overweight in the information technology sector due to that sector’s financial strength, as reflected in their balance sheets, reasonable valuations and solid earnings growth. We are underweight in the financial sector as this sector continues to feel the impact of the credit crises and now added regulatory costs.  Credit quality is improving but loan demand is modest and margin compression remains a concern.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

                1.09%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

                0.89%

Average Annual Total Returns as of September 30, 2011 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-0.11%	-2.29%	1.62%

North Country Intermediate Bond Fund	0.89%	3.96%	3.80%

Average Annual Total Returns as of November 30, 2011 (Fiscal Year-End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-5.94%	-1.30%	1.62%

North Country Intermediate Bond Fund	1.90%	3.72%	3.78%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as November 30, 2011 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

2699-NLD-12/28/2011

North Country Equity Growth Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2011

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	5.94%	(1.30)%	1.62%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2011

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	1.90%	3.72%	3.78%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

November 30, 2011

Industries	% of Net Assets	Industries	% of Net Assets
Common Stocks			
Medical Drugs	9.02%	Medical Equipment & Supplies	1.92%
Retail	7.85%	Media	1.83%
Oil & Gas Producers	7.80%	Food	1.82%
Computers / Network Products	7.61%	Machinery - Diversified	1.20%
Conglomerates	6.83%	Commercial Services	1.13%
Semiconductors	6.08%	Biotechnology	1.09%
Banks	5.71%	Auto Manufacturers	0.99%
Telecommunications	4.32%	Iron/Steel	0.95%
Oil & Gas Services	4.19%	Industrial Gases	0.93%
Electric Utilities	3.91%	Machinery - Construction & Mining	0.91%
Diversified Financial Services	3.38%	Forest Products & Paper	0.85%
Beverages	3.30%	Chemicals	0.73%
Consumer Products	3.15%	Apparel	0.66%
Internet	2.65%	Auto Parts & Equipment	0.55%
Insurance	2.45%	**Money Market Fund**	**1.75%**
Software & Programming	2.33%	**Other Assets Less Liabilites**	**0.11%**
Transportation	2.00%	**Total Net Assets**	**100.00%**

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Exxon Mobil Corp.	3.45%	J.P. Morgan Chase & Co.	1.88%
Apple, Inc.	3.28%	General Electric Co.	1.82%
Procter & Gamble Co.	2.30%	Johnson & Johnson	1.76%
Qualcomm, Inc.	2.26%	Bristol-Myers Squibb Co.	1.76%
Intel Corp.	1.90%	International Business Machines	1.76%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

November 30, 2011

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2011

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 98.14%			Conglomerates - 6.83%
Apparel - 0.66%			10,000	3M Co.	$ 810,400
7,000	Under Armour, Inc. *	$ 569,310	18,000	Danaher Corp.	870,840
			98,250	General Electric Co.	1,563,158
Auto Manufacturers - 0.99%			27,000	Honeywell International, Inc.	1,462,050
80,000	Ford Motor Co. *	848,000	15,000	United Technologies Corp.	1,149,000
					5,855,448
Auto Parts & Equipment- 0.55%			Consumer Products - 3.15%
15,000	Johnson Controls, Inc.	472,200	8,000	Colgate-Palmolive Co.	732,000
			30,500	Procter & Gamble Co.	1,969,385
Banks - 5.71%					2,701,385
12,000	Goldman Sachs Group, Inc.	1,150,320	Diversified Financial Services - 3.38%
52,000	JP Morgan Chase & Co.	1,610,440	27,800	American Express Co.	1,335,512
42,300	US Bancorp	1,096,416	5,000	Intercontinental Exchange, Inc. *	608,600
40,000	Wells Fargo & Co.	1,034,400	16,750	T. Rowe Price Group, Inc.	950,730
		4,891,576			2,894,842
Beverages - 3.30%			Electric Utilities - 3.91%
21,000	Coca-Cola Co.	1,411,830	14,500	Alliant Energy Corp.	612,045
6,000	Green Mountain Coffee Roasters *	314,580	22,400	Dominion Resources, Inc.	1,156,288
17,200	PepsiCo, Inc.	1,100,800	10,000	Exelon Corp.	443,100
		2,827,210	26,000	Southern Co.	1,141,660
Biotechnology - 1.09%					3,353,093
14,800	Celgene Corp. *	933,584	Food - 1.82%
			9,000	HJ Heinz Co.	473,850
Chemicals - 0.73%			30,000	Kraft Foods, Inc.	1,084,500
11,000	Ecolab, Inc.	627,220			1,558,350
			Forest Products & Paper - 0.85%
Commercial Services - 1.13%			25,500	International Paper Co.	724,200
10,000	Visa, Inc. - Class A	969,700
			Industrial Gases - 0.93%
Computers / Network Products - 7.61%			7,800	Praxair, Inc.	795,600
15,000	Accenture PLC	868,950
7,350	Apple, Inc. *	2,809,170	Insurance - 2.45%
57,900	EMC Corp. *	1,332,279	13,000	Berkshire Hathaway, Inc. - Class B *	1,023,880
8,000	International Business Machines Corp.	1,504,000	9,000	Prudential Financial	455,760
		6,514,399	11,000 Travelers Companies, Inc.		618,750
					2,098,390

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS(Continued)
November 30, 2011

Shares		Fair Value	Shares		Fair Value
Internet - 2.65%			Oil & Gas Producers - 7.80% (Continued)
4,000	Amazon.com, Inc. *	$ 769,160	36,800	Exxon Mobil Corp.	$ 2,960,192
2,500	Google, Inc. Class. A *	1,498,475	9,000	Occidental Petroleum Corp.	890,100
		2,267,635			6,685,592
Iron/Steel - 0.95%			Oil & Gas Services - 4.19%
20,600	Nucor Corp.	812,258	12,500	ConocoPhillips	891,500
			20,000	Halliburton Co.	736,000
Machinery - Construction & Mining - 0.91%			15,000	Hess Corp.	903,300
8,000	Caterpillar, Inc.	783,040	14,000	Schlumberger, Ltd.	1,054,620
					3,585,420
Machinery - Diversified - 1.20%			Retail - 7.85%
13,000	Deere & Co.	1,030,250	12,000	Bed Bath & Beyond, Inc. *	726,120
			10,800	Costco Wholesale Corp.	921,240
Media - 1.83%			19,300	Home Depot, Inc.	756,946
30,000	Comcast Corp. - Class A	680,100	15,500	Limited Brands, Inc.	656,115
10,000	Time Warner, Inc.	348,200	9,500	McDonald's Corp.	907,440
15,000	Walt Disney Co.	537,750	16,000	Nordstrom, Inc.	724,480
		1,566,050	11,500	TJX Companies, Inc.	709,550
Medical Drugs - 9.02%			7,000	Walgreen Co.	236,040
16,300	Abbott Laboratories	889,165	18,400	Wal-Mart Stores, Inc.	1,083,760
46,000	Bristol-Myers Squibb Co.	1,505,120			6,721,691
19,800	Cardinal Health, Inc.	840,708	Semiconductors - 6.08%
23,300	Johnson & Johnson	1,507,976	27,500	Analog Devices, Inc.	958,650
27,900	Merck & Company, Inc.	997,425	22,500	Broadcom Corp. - Class A *	682,763
30,000	Mylan Labs, Inc. *	585,900	65,500	Intel Corp.	1,631,605
25,000	Pfizer, Inc.	501,750	35,300	Qualcomm, Inc.	1,934,440
14,000	Watson Pharmaceuticals Corp. *	904,680			5,207,458
		7,732,724	Software & Programming - 2.33%
Medical Equipment & Supplies - 1.92%			55,000	Activision Blizzard, Inc.	683,100
21,000	Aetna, Inc.	878,220	20,800	Microsoft Corp.	532,064
21,100	Medtronic, Inc.	768,673	25,000	Oracle Corp.	783,750
		1,646,893			1,998,914
Oil & Gas Producers - 7.80%			Telecommunications - 4.32%
10,000	Anadarko Petroleum Corp.	812,700	47,200	AT&T, Inc.	1,367,855
10,000	Apache Corp.	994,400	48,400	Cisco Systems, Inc.	902,176
10,000	Chevron Corp.	1,028,200	38,000	Verizon Communications, Inc.	1,433,740
					3,703,771

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS(Continued)
November 30, 2011

Shares		Fair Value	Shares		Fair Value
Transportation - 2.00%			MONEY MARKET FUND - 1.75%
8,000	Norfolk Southern Corp.	$ 604,320	1,497,597	BlackRock Liquidity
5,000	Tidewater, Inc.	252,000		Temp Fund, 0.04% (a)	$ 1,497,597
12,000	United Parcel Service, Inc. - Class. B	861,000	TOTAL MONEY MARKET FUNDS		1,497,597
		1,717,320	( Cost - $1,497,597)

TOTAL COMMON STOCK		84,093,523	TOTAL INVESTMENTS - 99.89%
( Cost - $73,308,573)			( Cost - $74,806,170)		85,591,120
			Other assets less liabilities - 0.11%		93,242
			TOTAL NET ASSETS - 100.00%		$85,684,362

			* Non-Income producing security.
			(a) Variable rate yield; the coupon rate shown
			represents the rate as of November 30, 2011.

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 79.05%			Commercial Services - 1.88%
Aerospace / Defense - 4.52%				Western Union Co.,
	Boeing Co.,		$ 1,000,000	5.93%, due 10/1/16	$ 1,121,660
$ 500,000	3.50%, due 2/15/15	$ 536,140
1,000,000	3.75%, due 11/20/16	1,094,600	Communications Equipment - 0.95%
	Lockheed Martin Corp.			Cisco Systems, Inc.,
500,000	3.35%, due 9/15/21	487,095	500,000	4.95%, due 2/15/19	566,510
	Rockwell Collins, Inc.,
500,000	5.25%, due 7/15/19	581,860	Computers - 3.85%
		2,699,695		Hewlett Packard Co.
Banks - 13.07%			500,000	2.65%, due 6/1/16	505,695
	American Express Centurion,			International Business Machines Corp.,
1,100,000	5.95%, due 6/12/17	1,223,684	1,500,000	5.70%, due 9/14/17	1,796,430
	J.P. Morgan Chase & Co.,				2,302,125
1,000,000	4.75%, due 5/1/13	1,044,830	Cosmetics / Personal Care - 1.03%
	Morgan Stanley,			Avon Products, Inc.,
500,000	3.45%, due 11/2/15	440,960	625,000	4.20%, due 7/15/18	617,300
1,000,000	5.75%, due 10/18/16	932,550
	U.S. Bancorp,		Diversified Financial Services - 7.92%
2,000,000	3.15%, due 3/4/15	2,086,840		American Express Credit Co.,
	Wells Fargo & Co.,		1,000,000	5.125%, due 8/25/14	1,069,600
1,000,000	4.375%, due 1/31/13	1,034,330		Caterpillar Financial Services Corp.,
1,000,000	5.00%, due 11/15/14	1,053,040	500,000	2.05%, due 8/1/16	504,355
		7,816,234		General Electric Capital Corp.,
Beverages - 2.73%			1,000,000	4.25%, due 6/15/12	1,014,370
	Coca-Cola Co.,		1,000,000	5.375%, due 10/20/16	1,101,360
500,000	4.875%, due 3/15/19	575,195		John Deere Capital Corp.,
	PepsiCo, Inc.,		1,000,000	4.50%, due 4/3/13	1,047,650
1,000,000	3.10%, due 1/15/15	1,057,080			4,737,335
		1,632,275	Electrical Components & Equipment - 2.91%
Chemicals - 3.75%				Emerson Electric Co.,
	Du Pont De Nemours & Co.,		1,000,000	5.375%, due 10/15/17	1,162,480
500,000	3.25%, due 1/15/15	531,575	500,000	4.875%, due 10/15/19	578,630
	Monsanto Co.,				1,741,110
1,000,000	5.125%, due 4/15/18	1,154,150	Electric Utilities - 6.44%
	Praxair, Inc.,			Detroit Edison Co.,
500,000	5.25%, due 11/15/14	557,130	1,000,000	5.60%, 6/15/18	1,191,510
		2,242,855		Dominion Resources, Inc.,
			500,000	5.15%, due 7/15/15	555,790

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 6.44% (Continued)			Investment Services - 5.88%
	Indiana Michigan Power,			Bear Stearns Co., Inc.,
$ 1,000,000	6.375%, due 11/1/12	$ 1,045,520	$ 1,000,000	5.70%, due 11/15/14	$ 1,082,560
	Southern Co.,		500,000	5.55%, due 1/22/17	520,720
500,000	2.375%, due 9/15/15	511,620		Merrill Lynch & Co.,
	Southern Power Co.,		2,000,000	5.00%, due 1/15/15	1,915,540
500,000	4.875%, due 7/15/15	545,355			3,518,820
		3,849,795	Iron / Steel - 0.98%	`
Foods - 1.78%				Nucor Corp.,
	Campbell Soup Co.,		500,000	5.85%, due 6/1/18	583,430
500,000	4.50%, due 2/15/19	544,975
	Kellogg Co.,		Oil & Gas - 2.73%
500,000	4.25%, due 3/6/13	519,470		Apache Corp.,
		1,064,445	500,000	5.25%, due 4/15/13	529,920
Healthcare - Products - 0.93%				Occidental Petroleum Corp.,
	Baxter International, Inc.,		1,000,000	4.125%, due 6/1/16	1,102,820
500,000	4.50%, due 8/15/19	555,170			1,632,740
			Retail - 2.77%
Healthcare - Services - 0.91%				Lowe's Co., Inc.,
	UnitedHealth Group, Inc.,		1,000,000	4.625%, due 4/15/20	1,066,560
500,000	5.00%, due 8/15/14	545,375		Starbucks Corp.,
			500,000	6.25%, due 8/15/17	589,800
Household Products - 0.97%					1,656,360
	Procter & Gamble Co.,		Software - 0.94%
500,000	4.70%, due 2/15/19	581,740		Microsoft Corp.,
			500,000	4.20%, due 6/1/2019	564,315
Insurance - 4.57%
	Berkshire Hathaway Finance Corp.,		Telecommunications - 7.54%
500,000	4.60%, due 5/15/13	526,325		AT&T, Inc.,
1,000,000	5.40%, due 5/15/18	1,142,510	1,000,000	5.625%, due 6/15/16	1,140,210
	Metlife, Inc.		1,000,000	5.60%, due 5/15/18	1,142,570
500,000	5.00%, due 6/15/15	543,385		BellSouth Corp.,
	Prudential Financial, Inc.,		500,000	5.20%, due 9/15/14	550,885
500,000	4.50%, due 7/15/13	520,355		Verizon Communications, Inc.,
		2,732,575	1,000,000	5.50%, due 2/15/18	1,152,220

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2011

Principal Amount		Fair Value	Principal Amount		Fair Value
Telecommunications - 7.54% (Continued)			U.S. GOVERNMENT &
	Verizon Global,		AGENCY OBLIGATIONS - 17.75% (Continued)
$ 500,000	4.375%, due 6/1/13	$ 524,330	Tennessee Valley Authority,
		4,510,215	$ 1,000,000	4.50%, due 4/1/18	$ 1,148,830
TOTAL CORPORATE BONDS			United States Treasury Notes
( Cost - $45,029,037)		47,272,079	2,000,000	0.50%, due 4/15/15	2,198,779

U.S. GOVERNMENT &			TOTAL U.S. GOVERNMENT &		10,615,234
AGENCY OBLIGATIONS - 17.75%			AGENCY OBLIGATIONS
Government Agencies - 17.75%			( Cost - $10,298,875)
	Federal Farm Credit Bank,
2,000,000	2.54%, due 3/30/16	2,012,480	Shares
2,000,000	3.80%, due 12/14/17	2,002,420	MONEY MARKET FUNDS - 2.35%
1,000,000	4.67%, due 2/27/18	1,172,710		BlackRock Liquidity
	Federal Home Loan Mortgage		1,404,004	Temp Fund, 0.04% (a)	1,404,004
	Corporation,		TOTAL MONEY MARKET FUNDS
1,500,000	2.52%, due 12/9/14	1,579,650	( Cost - $1,404,004)		1,404,004
500,000	2.25%, due 12/21/15	500,365
			TOTAL INVESTMENTS - 99.15%
			( Cost - $56,731,916)		59,291,317
			Other assets less liabilities - 0.85%		505,519
			TOTAL NET ASSETS - 100.00%		$ 59,796,836

(a) Variable rate yield; the coupon rate shown represents
the rate at November 30, 2011.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2011

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $74,806,170
and $56,731,916, respectively)	$ 85,591,120	$ 59,291,317
Receivable for fund shares sold	677	220
Dividends and interest receivable	225,860	610,108
Prepaid expenses and other assets	6,019	12,634
Total Assets	85,823,676	59,914,279

LIABILITIES:
Payable for fund shares redeemed	46,474	57,968
Accrued advisory fees	52,350	24,735
Accrued administration and fund accounting fees	10,376	6,393
Accrued transfer agency fees	1,441	2,026
Other accrued expenses	28,673	26,321
Total Liabilities	139,314	117,443
Net Assets	$ 85,684,362	$ 59,796,836

NET ASSETS CONSIST OF:
Paid in capital	$ 82,594,106	$ 59,997,072
Accumulated undistributed net investment income	11,308	4,341
Accumulated net realized loss from
investment transactions	(7,706,002)	(2,763,978)
Net unrealized appreciation on investments	10,784,950	2,559,401
Net Assets	$ 85,684,362	$ 59,796,836

Shares outstanding (unlimited number of shares authorized;	8,423,879	5,837,529
no par value)

Net asset value, offering and redemption price per share	$ 10.17	$ 10.24
($85,684,362/8,423,879 and $59,796,836/5,837,529, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2011

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 1,620	$ 2,374,358
Dividends	1,867,976	-
Total investment income	1,869,596	2,374,358

EXPENSES:
Investment advisory fees	660,653	344,970
Administration and fund accounting fees	134,451	115,470
Transfer agency fees	36,548	37,316
Legal fees	19,655	15,731
Custody fees	20,738	17,605
Printing expense	19,549	14,710
Audit fees	19,175	19,175
Chief Compliance Officer fees	11,884	12,000
Registration & filing fees	13,646	16,487
Trustees' fees	14,039	10,981
Insurance expense	9,367	6,994
Miscellaneous expenses	3,496	3,296
Total expenses	963,201	614,735

Net investment income	906,395	1,759,623

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain from investment
transactions	4,843,284	938,500
Net change in unrealized appreciation (depreciation)
of investments for the period	(395,211)	(1,450,788)
Net realized and unrealized gain (loss)
on investments	4,448,073	(512,288)
Net increase in net assets resulting
from operations	$ 5,354,468	$ 1,247,335

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2011	November 30, 2010

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 906,395	$ 828,693
Net realized gain from investment transactions	4,843,284	4,685,739
Net change in unrealized appreciation (depreciation) for the period	(395,211)	695,440
Net increase in net assets resulting from operations	5,354,468	6,209,872

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.20 and $0.09
per share, respectively)	(1,693,718)	(1,130,761)

CAPITAL SHARE TRANSACTIONS	(3,932,753)	(32,210,009)

Net increase (decrease) in net assets	(272,003)	(27,130,898)

NET ASSETS:
Beginning of period	85,956,365	113,087,263

End of period (including undistributed net investment income
of $11,308 and $798,631, respectively)	$ 85,684,362	$ 85,956,365

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2011	November 30, 2010

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 1,759,623	$ 2,618,282
Net realized gain from investment transactions	938,500	1,776,445
Net change in unrealized appreciation (depreciation) for the period	(1,450,788)	44,588
Net increase in net assets resulting from operations	1,247,335	4,439,315

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.26 and $0.31
per share, respectively)	(1,755,282)	(2,621,906)

CAPITAL SHARE TRANSACTIONS	(17,152,427)	(23,075,532)

Net increase (decrease) in net assets	(17,660,374)	(21,258,123)

NET ASSETS:
Beginning of period	77,457,210	98,715,333

End of period (including undistributed net investment income
of $4,341 and $0, respectively)	$ 59,796,836	$ 77,457,210

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.79	$ 9.37	$ 7.80	$ 12.58	$ 11.39

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.11	0.08	0.10	0.09	0.09
Net realized and unrealized gains (losses)
on investments	0.47	0.43	1.55	(4.77)	1.10
Total from investment operations	0.58	0.51	1.65	(4.68)	1.19

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.20)	(0.09)	(0.08)	(0.10)	0.00
Total distributions	(0.20)	(0.09)	(0.08)	(0.10)	0.00

Net asset value, end of period	$ 10.17	$ 9.79	$ 9.37	$ 7.80	$ 12.58

Total return (2)	5.94%	5.50%	21.41%	(37.51)%	10.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 85,684	$ 85,956	$ 113,087	$ 92,428	$ 129,733
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.09%	1.06%	1.06%	1.04%	1.03%
Expenses, net of reimbursement/recapture	1.09%	1.06%	1.06%	1.04%	1.06%	(3)
Net investment income,
before reimbursement/recapture	1.03%	0.84%	1.20%	0.85%	0.79%
Net investment income,
net of reimbursement/recapture	1.03%	0.84%	1.20%	0.85%	0.77%	(3)
Portfolio turnover rate	63%	69%	23%	11%	27%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.31	$ 10.06	$ 9.41	$ 10.17	$ 10.18

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.26	0.31	0.35	0.41	0.44
Net realized and unrealized gains (losses)
on investments	(0.07)	0.25	0.65	(0.76)	(0.01)
Total from investment operations	0.19	0.56	1.00	(0.35)	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.26)	(0.31)	(0.35)	(0.41)	(0.44)
Total distributions	(0.26)	(0.31)	(0.35)	(0.41)	(0.44)

Net asset value, end of period	$ 10.24	$ 10.31	$ 10.06	$ 9.41	$ 10.17

Total return (2)	1.90%	5.65%	10.84%	(3.59)%	4.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 59,797	$ 77,457	$ 98,715	$ 82,001	$ 81,970
Ratios to average net assets:
Expenses	0.89%	0.83%	0.82%	0.82%	0.83%
Net investment income	2.55%	3.04%	3.62%	4.11%	4.38%
Portfolio turnover rate	32%	55%	36%	27%	31%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2011

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2011, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock**	$84,093,523	$ -	$ -	$84,093,523
Money Market Funds	1,497,597	-	-	1,497,597
Total	$85,591,120	$ -	$ -	$85,591,120

North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds**	$ -	$47,272,079	$ -	$47,272,079
U.S. Government & Agency Obligations	-	10,615,234	-	10,615,234
Money Market Funds	1,404,004	-	$ -	1,404,004
Total	$1,404,004	$57,887,313	$ -	$59,291,317

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no significant transfers into and out of Level 1 and 2 during the period.  It is the Funds policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2007 through 2011 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both

Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2011, the Adviser received advisory fees of $660,653 from the Equity Fund and $344,970 from the Bond Fund.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration, accounting and transfer agency services to the Funds pursuant to a Fund Services Agreement.  The terms of the agreement are as follows:

Administration - The Funds pay GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Funds also pay GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 per Fund and the basis point fees are:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

  10 basis points or 0.10% per annum on the first $100 million in net assets

    8 basis points or 0.08% per annum on the next $150 million in net assets

    6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Funds pay GFS a base annual fee of $27,000 per Fund plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

   2 basis points or 0.02% on net assets of $25 million to $100 million

   1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Funds pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per Fund share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the year ended November 30, 2011, GemCom received $7,675 from the Equity Fund and $6,230 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses. For the year ended November 30, 2011, the Growth Fund and Bond Fund incurred expenses of $11,884 and $12,000, respectively, for services provided by NLCS.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2011, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $82,594,106 and $59,997,072, respectively.

Transactions in capital shares were as follows:

Growth Fund:

Bond Fund:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2011 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 55,105,232	$ 11,246,500	$ 10,155,091
Sales	$ 59,852,525	$ 29,827,280	$ 12,496,580

At November 30, 2011, the aggregate cost for federal income tax purposes was $75,102,426 for the Growth Fund and $56,731,916 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 13,409,354	$ 2,849,500
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(2,920,660)	(290,099)
Net unrealized appreciation	$ 10,488,694	$ 2,599,401

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2011 and year ended November 30, 2010 were as follows:

	For the year ended Nov. 30, 2011	For the year ended Nov. 30, 2010
Growth Fund:
Ordinary income	$1,693,718	$ 1,130,761
Long-term capital gains	−	−
Total	$1,693,718	$ 1,130,761

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

	For the year ended Nov. 30, 2011	For the year ended Nov. 30, 2010
Bond Fund:
Ordinary income	$1,755,282	$ 2,621,906
Long-term capital gains	−	−
Total	$1,755,282	$ 2,621,906

On December 29, 2011, the Bond Fund paid an ordinary income dividend of $0.0170 per share to shareholders of record on December 28, 2011.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ 7,258	$ (7,405,696)	$ 10,488,694
Bond Fund	4,341	(2,763,978)	2,559,401

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales and distributions from return of capital.

As of November 30, 2011, the Growth Fund and Bond Fund had unused capital loss carryforwards of $7,405,696 and $2,763,978, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

2017
Growth Fund……	$7,405,696
Bond Fund.........................	2,763,978

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2011, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 81% of the voting securities of the Growth Fund and approximately 89% of the Bond Fund.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)
November 30, 2011

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending November 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the November 30, 2012 annual report.

NOTE 9.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial statement effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

At a Meeting of the Board of Trustees held on January 24, 2012, the Board, including the trustees who are not “interested persons” of the Trust, unanimously elected James Colantino and Harris Cohen as President and Treasurer of the Trust, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds, comprising the North Country Equity Growth Fund and the North Country Intermediate Bond Fund (the “Funds”) as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds comprising The North Country Funds as of November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

January 25, 2012

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of The North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
John E. Arsenault* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 64	Trustee since 2009	Retired; President, North Country Investment Advisers, Inc. (2000-2011); Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 73	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 67	Chairman of the Board since 2009 and Trustee Since 2000	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 72	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 56	Trustee since 2004	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie CPA PC (1978- 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective October 1, 2008).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 42	President since 2006

President and Manager (2006-Present); Senior Vice President and Director of Administration (2001-2005), Gemini Fund Services, LLC.  Manager (since 2006) and President, (2004 - Present), GemCom, LLC.; Manager (2006-2008), Northern Lights Compliance Services, LLC

Charles J. Herrick Age: 63	Vice President and AML Compliance Officer since 2009	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.
Michael J. Wagner Age: 61	Chief Compliance Officer since 2006

President (2006- Present); Senior Vice President (2004-2006); Chief Operating Officer (2004 to present), Northern Lights Compliance Services, LLC (formerly known as Fund Compliance Services, LLC); President, The North Country Funds (2003-2006). Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.  President and Chief Operating Officer (2003-2006), Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

Director, Constellation Trust Company (2004- 2008).

Rose Anne Casaburri Age: 59	Secretary since 2001	Chief Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 42	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

* John E. Arsenault is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act because prior to May 1, 2011 he was an officer of The North Country Funds’ investment adviser.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2011 and held until November 30, 2011.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/11)	Ending Account Value (11/30/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/11-11/30/11)
Equity Growth Fund
Actual	$1,000.00	$ 934.96	1.10%	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Intermediate Bond Fund
Actual	$1,000.00	$1,011.39	0.96%	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	0.96%	$4.84

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 25, 2011, the Board, including the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that undue profitability was not a concern.  In addition, the Board considered that the Adviser had voluntarily limited the overall expense ratio of each Fund since its inception through the fiscal year ended November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that although there has been some lag in the performance of each Fund relative to their Peer Groups, the performance of the Funds have been consistent with market conditions and reflected a conservative management approach that is appropriate for long-term, risk-averse investment.  The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted the Adviser’s willingness to reinstate the voluntary expense limitation should the Funds’ expense ratios become unreasonably high and to consider an adjustment in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, continuance of the Agreement was in the best interests of the Funds’ shareholders.

WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?                                          Rev July 2011

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•

Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2011, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2011

$ 25,350

FY 2010

$ 24,550

FY 2009

$ 25,000

(b)

Audit-Related Fees

FY 2011

$ 0

FY 2010

$ 0

FY 2009

$ 0

(c)

Tax Fees

FY 2011

$ 5,000

FY 2010

$ 4,000

FY 2009

$ 4,000

(d)

All Other Fees

FY 2011

$ 0

FY 2010

$ 0

FY 2009

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2011

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2011

$  5,000

$  0

FY 2010

$  4,000

$  0

FY 2009

$  4,000

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2011.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers, President

 Andrew Rogers, President

Date

2/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers, President

Andrew Rogers, President

Date

2/8/12

By (Signature and Title)

/s/ James Colantino, Treasurer

 James Colantino, Treasurer

Date

2/8/12